energy XXI

NUMBER

NYC

COMMON SHARES

# ENERGY XXI (BERMUDA) LIMITED

INCORPORATED IN BERMUDA UNDER THE COMPANIES ACT OF 1981

ISIN BMG100821088
CUSIP G10082 10 8
SEE REVERSE FOR CERTAIN DEFINITIONS

This is to certify that

SPECIMEN

is/are the registered holder(s) of

COMMON SHARES, HAVING A PAR VALUE OF $0.001 FULLY PAID IN ENERGY XXI (BERMUDA) LIMITED SUBJECT TO THE MEMORANDUM OF ASSOCIATION AND THE BYELAWS OF THE COMPANY

COMMON SHARES

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness, the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated

Energy XXI (Bermuda) Limited
BERMUDA
2005

SECRETARY

CHAIRMAN

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(New York, NY)
TRANSFER AGENT
AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

OR

Transfer Agent:
Capita Registrars
The Registry,
34 Beckenham Road,
Beckenham, Kent BR3 4TU.
Telephone.
From UK: 0870 162 3100
From Overseas: +(44) 208 639 2157

# ENERGY XXI (BERMUDA) LIMITED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–..................Custodian..................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..................
(State)

Additional abbreviations may also be used though not in the above list.

*For value received,* ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________

______________________________________________

______________________________________________ *shares*

*represented by the within Certificate, and do hereby irrevocably constitute and appoint*

______________________________________________ *Attorney*

*to transfer the said shares on the books of the within named Company with full power of substitution in the premises.*

*Dated* ______________________

**NOTICE:** THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

______________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.